UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2021 (December 23, 2021)

DSS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Framark Drive

Victor, New York 14564

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Document Security Systems, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 Par Value	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2021, Decentralized Sharing Systems, Inc., a Nevada corporation (“Decentralized”) and a wholly owned subsidiary of DSS, Inc., a New York corporation (the “Company”) entered into a Stock Purchase and Share Subscription Agreement (the “Subscription Agreement”) with Sharing Services Global Corporation (“SHRG”), which provided for an investment of up to $3,000,000 by Decentralized into SHRG in exchange of an aggregate of fifty million (50,000,000) shares of Class A Common Stock (the “Shares”) and warrants (the “Warrants”) to purchase up to fifty million (50,000,000) shares (the “Warrant Shares”) of Class A Common Stock. The Warrants have a term of five (5) years and are exercisable immediately, at the option of Decentralized at a per share price equal to $0.063 (the “Transaction”).

Prior to this transaction, Decentralized indirectly held a significant investment in SHRG through majority-owned subsidiaries. The Company’s and Decentralized’s board of directors approved this Subscription Agreement and the Transaction in connection therewith on December 23, 2021. Following the Transaction, the Company and its subsidiary, including Decentralized, shall own 59.6% shares of Class A Common Stock.

The foregoing summary of the Subscription Agreement and the Warrants are qualified in their entirety by reference to the full text of the Subscription Agreement and the Warrants, a copy of each is filed herewith as Exhibit 10.1 and Exhibit 10.2 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. All of the Shares and Warrants described in this Current Report on Form 8-K are being offered and sold to an accredited investor in reliance upon exemptions from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Number	Description
10.1	Form of Stock Purchase And Share Subscription Agreement
10.2	Form of Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSS, INC.

December 29, 2021	By:	/s/ Jason Grady
	Name:	Jason Grady
	Title:	Chief Executive Officer